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                                                                    EXHIBIT 99.1



 AFC ENTERPRISES COMMON STOCK RETURNS TO NASDAQ NATIONAL MARKET

ATLANTA, Aug. 5 -- AFC Enterprises, Inc. (Ticker: AFCE), the franchisor and operator of Popeyes(R) Chicken & Biscuits, Church's Chicken(TM), Cinnabon(R) and the franchisor of Seattle's Best Coffee(R) in Hawaii, on military bases and internationally, today announced that it has been informed by the NASDAQ Listing Qualifications Panel that its common stock will begin trading again on the NASDAQ National Market on Monday, August 9, 2004, under the trading symbol AFCE.

AFC's stock had been trading on the National Quotation Service Bureau (the "Pink Sheets") for unsolicited trading since August 18, 2003. Prior to that time, AFC traded on the NASDAQ National Market since its IPO in March 2001.

Chairman and CEO Frank Belatti stated, "This day represents yet another important step forward for AFC as we return to the NASDAQ National Market. We greatly appreciate the shareholders who have stood by us. I am excited about the current steps that the Company is taking to maximize value and drive results. Our stakeholders deserve nothing less."

Corporate Profile

AFC Enterprises, Inc. is the franchisor and operator of 4,080 restaurants, bakeries and cafes as of June 13, 2004, in the United States, Puerto Rico and 38 foreign countries under the brand names Popeyes(R) Chicken & Biscuits, Church's Chicken(TM) and Cinnabon(R), and the franchisor of Seattle's Best Coffee(R) in Hawaii, on military bases and internationally. AFC's primary objective is to be the world's Franchisor of Choice(R) by offering investment opportunities in highly recognizable brands and exceptional franchisee support systems and services. AFC Enterprises can be found on the World Wide Web at www.afce.com .

AFC Contact Information:
Felise Glantz Kissell, Vice President, Investor Relations & Finance
(770) 353-3086 or fkissell@afce.com


Forward-Looking Statement: Certain statements in this release, and other written or oral statements made by or on behalf of AFC or its brands are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are adverse effects of litigation or regulatory actions arising in connection with the restatement of our previously issued financial statements, the outcome and effects of our exploration of strategic alternatives for Church's and Cinnabon, the loss of franchisees and other business partners, failure of our franchisees, the loss of senior management and the inability to attract and retain additional qualified management personnel, a decline in the number of new units to be opened by franchisees, our inability to address deficiencies and weaknesses in our internal controls, our inability to successfully implement new computer systems, limitations on our business under our credit facility, our inability to enter into new franchise relationships, a decline in our ability to franchise new units, increased costs of our principal food products, labor shortages, or increased labor costs, slowed expansion into new markets, changes in consumer preferences and demographic trends, as well as concerns about health or food quality, unexpected and adverse fluctuations in quarterly results, increased government regulation, growth in our franchise system that exceeds our resources to serve that growth, supply and delivery shortages or interruptions, currency, economic and political factors that affect our international operations, inadequate protection of our intellectual property and liabilities for environmental contamination, and other risk factors detailed in our 2003 Annual Report on Form 10-K/A and other documents we file with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date they are made.